Registration Statement No. 333-70659

811-08223

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

Post-Effective Amendment No. 5
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

And

Amendment No. 16 to the
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
(Exact name of Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Name of Depositor)

P.O. Box 990026, HARTFORD, CONNECTICUT 06199-0026
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including area code: (860) 277-0111

ERNEST J. WRIGHT
The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06199-0026
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

____	immediately upon filing pursuant to paragraph (b) of Rule 485.

____	on ___________ pursuant to paragraph (b) of Rule 485.

____	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

X	on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

______	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

PART A

Information Required in a Prospectus

Travelers Vintage XTRA Annuity Prospectus:

The Travelers Fund BD III For Variable Annuities
The Travelers Fund BD IV For Variable Annuities

This prospectus describes Travelers Vintage XTRA Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium (“purchase payments”) and any associated purchase payment credits accumulate on a variable and/or fixed basis in one of our funding options. The fixed account may not currently be available. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Alliance Variable Product Series Fund, Inc.	Smith Barney Investment Series
Growth and Income Portfolio – Class B	Smith Barney Large Cap Core Portfolio
Premier Growth Portfolio Class B	Smith Barney Premier Selections All Cap Growth Portfolio
American Variable Insurance Trust	Smith Barney Multiple Discipline Trust
Global Growth-Fund Class 2	Multiple Discipline Portfolio – All Cap Growth and Value
Growth Fund-Class 2	Multiple Discipline Portfolio – Large Cap Growth and Value
Growth-Income Fund- Class2	Multiple Discipline Portfolio – Global All Cap Growth and Value
Franklin Templeton Variable Insurance Products Trust	Multiple Discipline Portfolio – Balanced All Cap Growth and Value
Franklin Small Cap Fund – Class 2	Travelers Series Trust.
Mutual Shares Securities Fund – Class 2	Equity Income Portfolio
Templeton Developing Markets Securities Fund – Class 2	Large Cap Portfolio
Templeton Foreign Securities Fund – Class 2	Lazard International Stock Portfolio
Greenwich Street Series Fund	MFS Emerging Growth Portfolio
Appreciation Portfolio	MFS Research Portfolio
Diversified Strategic Income Portfolio	Pioneer Portfolio
Equity Index Portfolio — Class II Shares	Travelers Series Fund Inc.
Fundamental Value Portfolio(	AIM Capital Appreciation Portfolio
Janus Aspen Series	Alliance Growth Portfolio
Aggressive Growth Portfolio – Service Shares	MFS Total Return Portfolio
Lazard Retirement Series	Smith Barney Aggressive Growth Portfolio
Lazard Retirement Small Cap Portfolio	Smith Barney High Income Portfolio
Lord Abbett Series Fund	Smith Barney Large Capitalization Growth Portfolio
Lord Abbett Growth and Income Portfolio	Smith Barney Mid Cap Core Portfolio
Lord Abbett Mid-Cap Value Portfolio	Smith Barney Money Market Portfolio
PIMCO Variable Insurance Trust	Travelers Managed Income Portfolio
Total Return Portfolio — Administrative Class	Van Kampen Enterprise Portfolio
Real Return Portfolio — Administrative Class	Van Kampen Life Investment Trust
Putnam Variable Trust	Emerging Growth Portfolio
Putnam VT International Growth Fund — Class IB Shares	Variable Annuity Portfolios
Putnam VT Small Cap Value Fund – Class IB	Smith Barney Small Cap Growth Opportunities Portfolio
Salomon Brothers Variable Series Fund Inc.	Variable Insurance Products Fund II (Fidelity)
All Cap Fund— Class I(1)	Contrafund® Portfolio — Service Class
Investors Fund— Class I	Variable Insurance Products Fund III (Fidelity)
Small Cap Growth Fund— Class I	Mid Cap Portfolio — Service Class 2

     (1)   Formerly the Capital Fund

We also offer variable annuity contracts that do not have purchase payment credits, and therefore may have lower fees. Over time, the value of purchase payment credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Life & Annuity, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-8573 or access the SEC’s website (http://www.sec.gov). See Appendix E for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003

TABLE OF CONTENTS

Index of Special Terms	2	Annuity Options	35
Summary	3	Variable Liquidity Benefit	36
Fee Table	6	Miscellaneous Contract Provisions	36
Condensed Financial Information	18	Right to Return	36
The Annuity Contract	18	Termination	36
Contract Owner Inquiries	18	Required Reports	36
Purchase Payments	18	Suspension of Payments	37
Purchase Payment Credits	18	The Separate Accounts	37
Accumulation Units	19	Performance Information	37
The Variable Funding Options	19	Federal Tax Considerations	38
The Fixed Account	23	General Taxation of Annuities	38
Charges and Deductions	23	Types of Contracts: Qualified or Nonqualified	38
General	23	Nonqualified Annuity Contracts	39
Withdrawal Charge	24	Qualified Annuity Contracts	39
Free Withdrawal Allowance	24	Penalty Tax for Premature Distributions	40
Transfer Charge	24	Diversification Requirements for
Administrative Charges	24	Variable Annuities	40
Mortality and Expense Risk Charge	25	Ownership of the Investments	40
Variable Funding Option Expenses	25	Mandatory Distributions for Qualified Plans	40
Premium Tax	25	Taxation of Death Benefit Proceeds	40
Changes in Taxes Based Upon Premium or Value	25	Other Information	41
Transfers	25	The Insurance Companies	41
Dollar Cost Averaging	26	Financial Statements	41
Access to Your Money	27	Distribution of Variable Annuity Contracts	41
Systematic Withdrawals	27	Conformity with State and Federal Laws	41
Ownership Provisions	28	Voting Rights	41
Types of Ownership	28	Legal Proceedings and Opinions	42
Contract Owner	28	The Travelers Insurance Company	42
Beneficiary	28	The Travelers Life and Annuity Company	42
Annuitant	28	Appendix A: Condensed Financial
Death Benefit	29	Information for The Travelers Insurance
Death Proceeds Before the Maturity Date	29	Company: Separate Account BD III	A-1
Payment of Proceeds	30	Appendix B: Condensed Financial Information for
Death Proceeds After the Maturity Date	33	The Travelers Life and Annuity Company:
The Annuity Period	33	Separate Account BD IV	B-1
Maturity Date	33	Appendix C: The Fixed Account	C-1
Allocation of Annuity	34	Appendix D: Waiver of Withdrawal Charge
Variable Annuity	34	for Nursing Home Confinement	D-1
Fixed Annuity	35	Appendix E : Contents of the Statement of
Payment Options	35	Additional Information	E-1
Election of Options	35

Glossary

Accumulation Unit - an accounting unit of measure used to calculate the value of this contract before Annuity payments begin.

Annuitant - the person on whose life the Maturity Date and Annuity payments depend.

Annuity Payments – a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit - an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value – the contract value less any withdrawal charge and premium tax not previously deducted.

Code - the Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of this contract.

Contingent Annuitant – the individual who becomes the annuitant when the annuitant who is not the owner dies prior to the maturity date.

Contract Date - the date on which the contract is issued.

Contract Owner (you) – the person named in the Contract (on the specifications page) as the owner of the contract.

Contract Value – purchase payments and any associated purchase payment credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the fixed account, adjusted by any applicable charges and withdrawals.

Contract Years - twelve month periods beginning with the Contract Date.

Death Report Date - the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death - (I) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account - an account that consists of all of the assets under this contract other than those in the Separate Account.

Home Office - the Home Office of The Travelers Life & Annuity Company or any other office which we may designate for the purpose of administering this contract.

Maturity Date - the date on which the Annuity payments are to begin.

Payment Option - an Annuity or Income option elected under your contract.

Purchase Payment – any premium paid by you to initiate or supplement this contract.

Purchase Payment Credit – an amount credited to your contract value which equals a percentage of each purchase payment made.

Qualified Contract - a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

Separate Account – a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the variable funding options. The assets of the separate account are held exclusively for the benefit of contract owners.

Subaccount - that portion of the assets of a Separate Account which is allocated to a particular variable funding option.

Underlying Fund – a portfolio of an open-end management investment company that is registered with the SEC in which the subaccounts invest.

Valuation Date - a date on which a Sub-Account is valued.

Valuation Period - the period between successive valuations.

Variable Funding Option - an open-end diversified management investment company which serves as an investment option under the Separate Account.

We, us, our - The Travelers Life & Annuity Company.

Written Request - written information sent to us in a form and content satisfactory to us and received at our home office.

You, your - the contract owner.

Summary:
Travelers Vintage XTRA Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund BD III for Variable Annuities (“Fund BD III”); The Travelers Life and Annuity Company sponsors the Travelers Fund BD IV for Variable Annuities (“Fund BD IV”). When we refer to the Separate Account, we are referring to either Fund BD III or Fund BD IV, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds) minus any purchase payment credits. Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment minus any purchase payment credits. During the remainder of the right to return period, we will refund your contract value (including charges we assessed) minus any purchase payment credits. We will determine your contract value at the close of business on the day we receive a written request for a refund.

During the right to return period, you will not bear any contract fees associated with the purchase payment credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no purchase payment credit. You would, however, receive any gains, and we would bear any losses attributable to the purchase payment credits.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25% for the Standard Death Benefit and 1.45% for the Enhanced Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments and any associated purchase payment credits. The maximum percentage is 8%, decreasing to 0% in years ten and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”), a maximum of 1.00% annually will be deducted from amounts in the variable funding options. The current charge is 0.40%.

;

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments, purchase payment credits and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of beneficiary or spousal contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Purchase Payment Credits. For each payment you make, we will add a credit to your contract value. We will determine the amount of the credit based on the greater age of the contract owner or the annuitant at the time the contract is issued. If the greater attained age is 69 or less, the credit is 5%. If the greater attained age is 70 through age 80, the credit is 4%. The expenses for a Contract with purchase payment credits are higher than a similar contract without purchase payment credits, and the additional expenses attributable to the credits may offset the amount of the purchase payment credit.
    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
    Guaranteed Minimum Withdrawal Benefit. For an additional charge, we will guarantee the return of your purchase payments. Under this benefit, we will pay you either 5% or 10% of your purchase payments, depending on when you elect to begin receiving the payments, every year until your purchase payment has been returned in full.
    ;

FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments and any associated purchase payment credits withdrawn)

Years Since Purchase Payment Made

Greater than or Equal To	But less than	Withdrawal Charge

0 years	4 years	8%
4 years	5 years	7%
5 years	6 years	6%
6 years	7 years	5%
7 years	8 years	4%
8 years	9 years	3%
9 + years		0%

During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 8% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

  Transfer Charge..........................................................................................0
  (we reserve the right to charge $10.00 on any transfers which exceed 12 per year)

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

;
We will assess a minimum mortality and expense risk charge (“M & E”) of 1.25% and an administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., and a maximum charge of 1.00% for the Guaranteed Minimum Withdrawal Benefit (“GMWB”), both optional features. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

	Standard Death Benefit	Enhanced Death Benefit
Mortality and Expense Risk Charge	1.25%	1.45%
Administrative Expense Charge	0.15%	0.15%
Total with No Optional Features Selected	1.40%	1.60%
Total with E.S.P. only selected	1.60%	1.80%
Total with GMWB only selected	2.40%	2.60%
Total with E.S.P. and GMWB selected	2.60%	2.80%
;

Other Annual Charges

Annual Contract Administrative Charge	$40
(Waived if contract value is $100,000 or more)

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

(TO BE ADDED BY AMENDMENT)

	Minimum	Maximum

Total Annual Fund Operating Expenses (before any expense reimbursements)

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(TO BE ADDED BY AMENDMENT)

;

Funding Options:	Management Fee (before any expense reimbursements)	Distribution and Service (12b-1) Fees	Other Expenses (before any expense reimbursements)	Total Annual Operating Expenses (before expense reimbursement)	Total Net Annual Operating Expenses After any Contractual Waivers, Voluntary Waivers, Expense Credits and Reimbursements*

AIM Variable Insurance Funds

AIM V.I. Premier Equity Fund Portfolio – Series I**

Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio - Class B*
Premier Growth Portfolio - Class B*
American Variable Insurance Trust
Global Growth Fund - Class 2*
Growth Fund - Class 2*
Growth-Income Fund - Class 2*
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2*
Mutual Shares Securities Fund - Class 2*
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund - Class 2*
Greenwich Street Series Fund
Appreciation Portfolio
Diversified Strategic Income Portfolio
Equity Index Portfolio - Class II Shares*
Fundamental Value Portfolio

;

Funding Options:	Management Fee (before any expense reimbursements)	Distribution and Service (12b-1) Fees	Other Expenses (before any expense reimbursements)	Total Annual Operating Expenses (before expense reimbursement)	Total Net Annual Operating Expenses After any Contractual Waivers, Voluntary Waivers, Expense Credits and Reimbursements*

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares*
Lazard Retirement Series
Lazard Retirement Small Cap Portfolio
Lord Abbett Series Fund
Lord Abbett Growth and Income Portfolio
Lord Abbett Mid-Cap Value Portfolio
PIMCO Variable Insurance Trust
Real Return Portfolio – Administrative Class
Total Return Portfolio – Administrative Class
Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares*
Putnam VT Small Cap Value Fund - Class IB Shares*
Putnam VT Voyager II Fund - Class IB Shares**
Salomon Brothers Variable Series Fund Inc.
All Cap Fund
Investors Fund
Small Cap Growth Fund
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio
Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio – All Cap Growth and Value
Multiple Discipline Portfolio – Large Cap Growth and Value
Multiple Discipline Portfolio – Global All Cap Growth and Value
Multiple Discipline Portfolio – Balanced All Cap Growth and Value
The Travelers Series Trust
Equity Income Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
MFS Research Portfolio
Pioneer Portfolio

Funding Options:	Management Fee (before any expense reimbursements)	Distribution and Service (12b-1) Fees	Other Expenses (before any expense reimbursements)	Total Annual Operating Expenses (before expense reimbursement)	Total Net Annual Operating Expenses After any Contractual Waivers, Voluntary Waivers, Expense Credits and Reimbursements*

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio
MFS Total Return Portfolio
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International All Cap Growth Portfolio**
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Large Cap Value Portfolio**
Smith Barney Mid Cap Core Portfolio
Smith Barney Money Market Portfolio
Travelers Managed Income Portfolio
Van Kampen Enterprise Portfolio
Van Kampen Life Investment Trust
Emerging Growth Portfolio
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio
Variable Insurance Products Fund II
Contrafund® Portfolio – Service Class
Variable Insurance Products Fund III
Mid Cap Portfolio – Service Class 2

*	Certain Funds’ investment advisers and/or service providers have voluntarily provided expense reductions and/or expenses limitations. As a result of these voluntary expense limitations, Total Annual Operating Expenses for these Funds were reduced. These voluntary expense limitations may be discontinued at any time. If such expense limitations are discontinued, current and /or future Total Annual Operating Expenses may be higher.

**	Closed to new investors.

†	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

(Other Footnotes to be added by amendment)

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2002, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, purchase payment credits of 5.0%, and separate account charges of 5.0%, which is the maximum charge for the maximum number of optional benefits. For those contracts that do not elect the maximum number of optional benefits, the expenses would be lower. The annual contract administrative charge is expressed as a percentage of the separate account contract value.

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I*
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio - Class B
Premier Growth Portfolio - Class B
American Variable Insurance Series
Global Growth Fund - Class 2
Growth Fund - Class 2
Growth-Income Fund - Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2
Mutual Shares Securities Fund - Class 2
Templeton Developing Markets Securities Fund - Class 2
Templeton Foreign Securities Fund - Class 2
Greenwich Street Series Fund
Appreciation Portfolio
Diversified Strategic Income Portfolio
Equity Index Portfolio - Class II Shares
Fundamental Value Portfolio
Janus Aspen Series
Aggressive Growth Portfolio - Service Shares
Lazard Retirement Series
Lazard Retirement Small Cap Portfolio
Lord Abbett Series Fund
Lord Abbett Growth and Income Portfolio
Lord Abbett Mid-Cap Value Portfolio
PIMCO Variable Insurance Trust
Real Return Portfolio – Administrative Class
Total Return Portfolio – Administrative Class

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares
Putnam VT Small Cap Value Fund - Class IB Shares
Putnam VT Voyager II Fund - Class IB Shares*
Salomon Brothers Variable Series Fund Inc.
All Cap Fund – Class I
Investors Fund – Class I
Small Cap Growth Fund – Class I
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio
Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio – All Cap Growth and Value Portfolio
Multiple Discipline Portfolio – Large Cap Growth and Value Portfolio
Multiple Discipline Portfolio – Global All Cap Growth and Value Portfolio
Multiple Discipline Portfolio – Balanced All Cap Growth and Value Portfolio
The Travelers Series Trust
Equity Income Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
MFS Research Portfolio
Pioneer Portfolio
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio
MFS Total Return Portfolio
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International All Cap Growth Portfolio*
Smith Barney Large Cap Value Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Mid Cap Core Portfolio
Smith Barney Money Market Portfolio
Travelers Managed Income Portfolio
Van Kampen Enterprise Portfolio
Van Kampen Life Investment Trust
Emerging Growth Portfolio
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio
Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class
Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2

*	Fund is closed to new investors.

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Vintage XTRA Annuity is a contract between the contract owner ("you") and the Company. This is the prospectus - it is not the Contract. The prospectus simplifies many contract provisions to better communicate the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. Where permitted by law, we reserve the right to restrict purchase payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments and any associated purchase payment credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts y ou allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Purchase Payment Credits

For each purchase payment you make, we will add a credit to your contract value. The credit is a percentage of the purchase payment and depends on the greater age of the contract owner or annuitant. If the greater age is 69 or under, the credit is 5%. If the greater age is 70 through 80, the credit is 4%.

We will apply the purchase payment credit to the funding options in the same ratio as the applicable purchase payment.

We will deduct the purchase payment credit from any refunds made if:

(a)	you return your Contract during the right to return period (we will include any gains on the credit in the refund);

(b)	you (or the annuitant, with no contingent annuitant surviving) die during the first 12 months after we apply the credit; or

(c)	you surrender or terminate your Contract within 12 months after we apply the credit.

NOTE: We have applied to the SEC for permission to deduct the credit from refunds made under (b) or (c) for purchase payment credits applied after the first contract year. Until the permission is granted, we will not deduct purchase payment credits applied after the first contract year in such circumstances.

When we determine the amount of purchase payment credits to deduct from any refund amount or death benefit under (b) or (c), we will not include a credit’s investment gains or losses. We will not deduct the purchase payment credit

You should know that over time and under certain circumstances (such as a period of poor market performance) the costs associated with the purchase payment credits may exceed the sum of the purchase payment credits and related earnings. You should consider this possibility before purchasing the Contract.

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund*	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisers, Inc.
Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio - Class B	Seeks to achieve reasonable current income and reasonable opportunity for appreciation through investments primarliy in dividend-paying common stocks of good quality.	Allicance Capital Management, L.P. ("Alliance")
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance
American Variable Insurance Series
Global Growth Fund — Class 2	Seeks capital appreciation by investing primarily in common stocks of companies located around the world.	Capital Research and Management Company
Growth Fund - Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth and capital	Capital Research and Management Company
Growth-Income Fund — Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies.	Franklin Advisers, Inc
Mutual Shares Securities Fund — Class 2	Seeks capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria.	Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund — Class 2	Seeks long-term capital appreciation. The Fund normally invests in the securities of companies in emerging market countries.
Templeton Foreign Securities Fund — Class 2	Seeks long-term capital growth The Fund will invest at least 80% of its net assets in foreign securities, including emerging markets.	Templeton Investment Counsel, Inc.
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation of capital.	Smith Barney Fund Management LLC (“SBFM”)
Diversified Strategic Income Portfolio	High current income.	SBFM Subadviser: Smith Barney Global Capital Management, Inc.
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co. (“TIMCO”)
Fundamental Value Portfolio	Seeks long term capital growth with current income as a secondary objective.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential, normally investing at least 50% of its equity assets in medium-sized companies.	Janus Capital
Lazard Retirement Series
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities of relatively small U.S. companies.	Lazard Asset Management
Lord Abbett Series Fund
Lord Abbett Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value. The Fund normally invests in equity securities of large, seasoned U.S. and multi-national companies.	Lord, Abbett & Co.
Lord Abbett Mid-Cap Value Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities of mid-sized companies.	Lord, Abbett & Co
PIMCO Variable Insurance Trust
Real Return Portfolio — Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund normally invests in inflation indexed fixed income securities.	Pacific Investment Management Company LLC
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Putnam VT Voyager II Fund — Class IB Shares*	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
All Cap Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM

Funding Option	Investment Objective	Investment Adviser/Subadviser
Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio	Seeks capital appreciation by investing primarily in U.S. common stocks and other equity securities, typically of established companies with large market capitalization..	SBFM
Premier Selections All Cap Growth Portfolio	Seeks long-term growth of capital using a multi-manager approach investing in small, medium and large sized companies.	SBFM
Smith Barney Multiple Discipline Portfolios
Multiple Discipline Portfolio — All Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities within all market capitalization ranges. The Fund consists of two segments. The All Cap Growth segment combines the growth potential of small to medium companies with the stability of high-quality large company growth stocks. The All Cap Value segment invests in companies whose market prices are attractive in relation to their business fundamentals.	Smith Barney Fund Management LLC (“SBFM”)
Multiple Discipline Portfolio — Large Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities of companies with large market capitalizations. The Fund consists of two segments. The Large Cap Growth segment focuses on high-quality stocks with consistent growth. The Large Cap Value segment invests in established undervalued companies.	SBFM
Multiple Discipline Portfolio — Global All Cap Growth and Value	Seeks long-term growth of capital. The Fund normally invests in equity securities. The Fund consists of four segments. The Large Cap Growth segment focuses on high-quality stocks with consistent growth. The Large Cap Value segment invests in established undervalued companies. The Mid/Small Cap Growth segment invests in small and medium sized companies with strong fundamentals and earnings growth potential. The International/ADR segment seeks to build long-term well-diversified portfolios with exceptional risk/reward characteristics.	SBFM
Multiple Discipline Portfolio — Balanced All Cap Growth and Value	Seeks long-term growth of capital balanced principal preservation. The Fund normally invests in equity and fixed-income growth securities. The Fund consists of three segments. The All Cap Growth segment combines the growth potential of small to medium companies with the stability of high-quality large company growth stocks. The All Cap Value segment invests in companies whose market prices are attractive in relation to their business fundamentals. The Government Securities Management (7-Year) segment invests in short and intermediate term U.S. government securities with an average maturity of 7 years.	SBFM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The Fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
MFS Emerging Growth Portfolio	Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio’s investment objective.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)

Funding Option	Investment Objective	Investment Adviser/Subadviser
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: MFS
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation.	SBFM
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective.	SBFM
Smith Barney International All Cap Growth Portfolio*	Seeks total return on assets from growth of capital and income.	SBFM
Smith Barney Large Cap Value Portfolio*	Seeks current income and long-term growth of capital.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital	SBFM
Smith Barney Mid Cap Core Portfolio	Seeks long-term growth of capital	SBFM
Smith Barney Money Market Portfolio	Seeks maximum current income and preservation of capital. The fund seeks to maintain a stable $1 price share.	SBFM
Travelers Managed Income Portfolio	Seeks high current income consistent with prudent risk of capital.	TAMIC
Van Kampen Enterprise Portfolio	Seeks capital appreciation by investing primarily in a portfolio of securities consisting principally of common stocks.	TIA Subadviser: Van Kampen Asset Management Inc.
Van Kampen Life Investment Trust
Emerging Growth Portfolio	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	Van Kampen Asset Management Inc.
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Fund	Seeks long-term capital growth by investing under normal circumstances at least 80% of net assets in equity securities of small cap companies and related investments. Small cap companies are those with a market capitalization similar to companies in the Russell 2000 Index. Dividend income, if any, is incidental to this investment objective.	Citi Fund Management, Inc.
Variable Insurance Products Fund II
Contrafund Portfolio - Service Class	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

*	Fund closed to new investors.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

      the ability for you to make withdrawals and surrenders under the Contracts;
      the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
      the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
      administration of the annuity options available under the Contracts; and
      the distribution of various reports to contract owners.

Costs and expenses we incur include:

      losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
      sales and marketing expenses including commission payments to your registered representative; and
      other costs of doing business.

Risks we assume include:

      that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
      that the amount of the death benefit will be greater than the contract value ; and
      that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments and any associated purchase payment credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the purchase payment and any associated purchase payment credits withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal To	But less than
0 years	4 years		8%
4 years	5 years		7%
5 years	6 years		6%
6 years	7 years		5%
7 years	8 years		4%
8 years	9 years		3%
9 +years	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment and any associated purchase payment credits to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment and any associated purchase payment credits to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments and associated credits are distributed:

    •   due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

    •   under the Managed Distribution Program; or

    •   under the Nursing Home Confinement provision (as described in Appendix D).

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to partial withdrawals only. We reserve the right to not permit the provision on a full surrender.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $40 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

            (1)   from the distribution of death proceeds;

            (2)   after an annuity payout has begun; or

    (3)   if the contract value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.25% annually. If you choose the Enhanced Death Benefit, the M&E charge is 1.45% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each variable funding option.

;
GMWB Charge

If you select the Guaranteed Minimum Withdrawal Benefit, a maximum of 1.00% annually will be deducted from amounts in the variable funding options. The current charge is 0.40%. Your current charge will not reset unless you reset your benefit.
;

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

  1.  Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

      the total dollar amount being transferred;
      the number of transfers you made within the previous three months;
      whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
      whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.

  2.  Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

      reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict purchase payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

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Guaranteed Minimum Withdrawal Benefit

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your purchase payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different contract owner.

Your initial purchase payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. Your initial RBB does not include purchase payment credits. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal prior to your third contract date anniversary, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals on or after your third contract date anniversary, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent purchase payments or take withdrawals from your Contract, as described below.
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If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. Purchase payment credits, although included in your contract value, are not included in your RBB unless you reset your RBB, as described below. The maximum RBB allowed at any time is $1 million without our consent. When your RBB is adjusted because you have made a subsequent purchase payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent contract date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent contract date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the contract value immediately prior to the current withdrawal minus any purchase payment credits applied within 12 months of the withdrawal.

For example, assume your initial purchase payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$105,000	$100,000	$5,000	$105,000	$100,000	$5,000
Immediately prior to withdrawal, contract year two	$120,750	$100,000	$5,000	$89,250	$100,000	$5,000
Immediately after withdrawal, contract year two	$110,750	$91,718 [100,000 – (100,000 x10,000/120,750)]	$4,586 [5,000 – (5,000 x10,000/120,750)]	$79,250	$88,796 [100,000 – (100,000 x10,000/89,250)]	$4,440 [5,000– (5,000 x10,000/89,250

Any time after the 5th contract year anniversary, you may choose to reset your RBB to equal your current contract value minus any purchase payment credits received 12 months prior to the reset date. Depending on your contract value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third contract date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your contract value reaches zero, and you have purchased this benefit, the following will occur:

  ?The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly;
  ?The total annual payment amount will equal the AWB and will never exceed your RBB, and
  ?We will no longer accept subsequent purchase payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit Section for information on how this benefit may impact your Standard Death Benefit.

Systematic Withdrawals
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Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See “Federal Tax Considerations.”) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death;
    the contingent annuitant becomes the annuitant; and
    all other rights and benefits will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. At purchase, you elect either the Standard Death Benefit, or the Enhanced Death Benefit (also referred to as the “Annual Step-Up”). We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of spousal or beneficiary contract continuation (“death report date).

Note: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to “annuitant” with “owner.”

Death Proceeds Before the Maturity Date

Standard Death Benefit: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax:

(1)	your contract value, less any purchase payment credits we applied within 12 months of the death; or

(2)	the total purchase payments less the total amount of partial withdrawals you made under the Contract.

Enhanced Death Benefit: We will pay the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax:

(1)	your contract value, less any purchase payment credits we applied within 12 months of the death;

(2)	the total purchase payments less the total amount of partial withdrawals you made under the Contract; or

(3)	the “step-up value” as described below.

Step-Up Value. The step-up value will initially equal the initial purchase payment. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value less any purchase payment credits applied within the last 12 months is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value before the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal, less any purchase payment credits applied within 12 months of the death.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

If you have elected GMWB, and your death benefit is equal to a return of your total purchase payments reduced by the partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. Instead, if you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals, in addition to any premium tax not previously deducted.

Enhanced Stepped-Up Provision ("E.S.P."). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1)200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2)your contract value minus the modified purchase payments, calculated as of the death report date; or

If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

                 50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

                 50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes
Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes
Non-Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes
Non-Spousal Joint Owner (who is the annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes
Spousal Joint Owner (who is the annuitant)	The beneficiary (ies) or, if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary who may elect to continue the Contract.	Yes
Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, where there is no contingent annuitant the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the Contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes
Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

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  Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Spousal Contract Continuance (Subject to Availability - Does Not Apply if a Non-Spouse is a Joint Owner) Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If your spouse is named as one of multiple beneficiaries, your spouse can elect to continue the Contract only in the proportion to which he/she is entitled as a beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments and any associated credits made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply (See * Above)
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the death report date. The initial contract value of the continued Contract (the "adjusted contract value") will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

  transfer ownership;
  take a loan; or
  make additional purchase payments.

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the death report date without a withdrawal charge. The E.S.P. option is not available to a beneficiary who has continued the Contract under this provision. All other fees and charges applicable to the original contract will also apply to the continued Contract. All benefits and features of the continued contract will be based on the beneficiary's age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

      through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or
      under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments assured; (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor; or (d) payments for a fixed period. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 ½ or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience as described above of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the cash surrender value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period. We will make periodic payments for the period selected.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) minus any purchase payment credits within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment minus any purchase payment credits in full; during the remainder of the right to return period, we will refund the contract value (including charges) minus any purchase payment credits.

During the right to return period, you will not bear any contract fees associated with the purchase payment credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no purchase payment credit. You would, however, receive any gains, and we would bear any losses attributable to the purchase payment credits.

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value (less any purchase payment credits applied within 12 months of termination) less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund BD III and Fund BD IV, respectively. Both Fund BD III and Fund BD IV were established on March 27, 1997 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund BD III and Fund BD IV for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting fr om a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. Purchase payment credits are not included in these calculations. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. Purchase payment credits are not included in these calculations. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the progra ms described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a pers onal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalties which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 10% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

Appendix A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the minimum variable charge of 1.40% = (Standard Death Benefit without E.S.P.) and the maximum variable account charge of 1.80% (Enhanced Death Benefit with E.S.P.). The variable account charges that fall in between this range are included in the Statement of Additional Information (“SAI”), which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon contained in Appendix[ E].

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (5/01)	2002	0.885	0.609	994,353
	2001	1.000	0.885	421,659

Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio - Class B (5/02)	2002	1.000	0.788	6,028

Premier Growth Portfolio - Class B (11/99)	2002	0.753	0.514	1,278,582
	2001	0.925	0.753	892,135
	2000	1.127	0.925	96,323
	1999	1.000	1.127	76,688

American Funds Insurance Series
Global Growth Fund – Class 2 (11/99)	2002	0.880	0.741	699,143
	2001	1.041	0.880	358,085
	2000	1.301	1.041	4,990
	1999	1.000	1.301	-

Growth Fund - Class 2 (12/99)	2002	0.984	0.733	997,632
	2001	1.220	0.984	537,903
	2000	1.184	1.220	112,468
	1999	1.000	1.184	-

Growth-Income Fund - Class 2 (3/00)	2002	1.110	0.894	697,242
	2001	1.098	1.110	343,429
	2000	1.000	1.098	-

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2 (4/00)	2002	0.807	0.567	250,433
	2001	0.965	0.807	194,095
	2000	1.000	0.965	—

Mutual Shares Securities Fund - Class 2 (5/02)	2002	1.000	0.845	119,273

Templeton Foreign Securities Fund - Class 2 (4/00)	2002	0.884	0.710	169,930
	2001	1.068	0.884	49,286
	2000	1.000	1.068	—

Greenwich Street Series Fund
Appreciation Portfolio (4/00)	2002	0.971	0.789	819,902
	2001	1.025	0.971	430,775
	2000	1.000	1.025	—

Diversified Strategic Income Portfolio (2/01)	2002	1.030	1.065	130,685
	2001	1.000	1.030	155,980

Equity Index Portfolio - Class II Shares (2/01)	2002	0.822	0.629	1,408,585
	2001	1.000	0.822	1,012,410

Fundamental Value Portfolio (4/01)	2002	1.163	0.903	787,045
	2001	1.000	1.163	422,215

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (5/00)	2002	0.401	0.284	140,241
	2001	0.674	0.401	130,619
	2000	1.000	0.674	-

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (5/01)	2002	1.053	1.132	5,715,152
	2001	1.000	1.053	1,027,250

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.857	0.696	120,823
	2001	1.000	0.857	172,126

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Putnam VT Small Cap Value Fund - Class IB Shares (5/01)	2002	1.088	0.877	1,111,270
	2001	1.000	1.088	218,519

Putnam VT Voyager II Fund - Class IB Shares (5/01)	2002	0.806	0.560	354,885
	2001	1.000	0.806	90,017

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (4/01)	2002	1.209	0.894	1,672,013
	2001	1.000	1.209	894,987

Investors Fund - Class I (5/01)	2002	1.089	0.826	1,316,924
	2001	1.000	1.089	505,781

Small Cap Growth Fund - Class I (3/01)	2002	1.278	0.823	374,428
	2001	1.000	1.278	166,046

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.894	0.652	50,344
	2001	1.000	0.894	12,958

Smith Barney Premier Selections All Cap Growth Portfolio (5/01)	2002	0.894	0.646	46,696
	2001	1.000	0.894	3,327

The Travelers Series Trust
Equity Income Portfolio (4/00)	2002	1.043	0.885	2,913,402
	2001	1.133	1.043	1,567,212
	2000	1.000	1.133	197,368

Large Cap Portfolio (11/99)	2002	0.774	0.589	292,511
	2001	0.949	0.774	201,210
	2000	1.126	0.949	72,389
	1999	1.000	1.126	7,030

MFS Emerging Growth Portfolio (4/00)	2002	0.710	0.460	567,780
	2001	1.128	0.710	376,108
	2000	1.000	1.128	99,230

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Research Portfolio (8/00)	2002	0.808	0.597	331,234
	2001	1.057	0.808	253,154
	2000	1.000	1.057	8,995

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.864	0.649	153,676
	2001	1.000	0.864	53,578

Alliance Growth Portfolio (11/99)	2002	0.792	0.519	1,656,273
	2001	0.927	0.792	1,087,180
	2000	1.149	0.927	50,352
	1999	1.000	1.149	11,645

MFS Total Return Portfolio (6/00)	2002	1.137	1.062	3,995,198
	2001	1.153	1.137	1,997,966
	2000	1.000	1.153	99,711

Smith Barney Aggressive Growth Portfolio (12/99)	2002	1.306	0.867	1,440,052
	2001	1.381	1.306	986,917
	2000	1.210	1.381	174,362
	1999	1.000	1.210	66,995

Smith Barney High Income Portfolio (5/01)	2002	0.873	0.833	350,349
	2001	1.000	0.873	100,742

Smith Barney International All Cap Growth Portfolio (4/00)	2002	0.627	0.459	364,700
	2001	0.924	0.627	252,361
	2000	1.000	0.924	118,688

Smith Barney Large Cap Value Portfolio (11/99)	2002	1.008	0.742	545,220
	2001	1.114	1.008	296,057
	2000	0.998	1.114	—
	1999	1.000	0.998	—

Smith Barney Large Capitalization Growth Portfolio (11/99)	2002	0.863	0.640	531,515
	2001	1.000	0.863	318,778

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Large Capitalization Growth Portfolio (continued)	2000	1.090	1.000	28,368
	1999	1.000	1.090	11,616

Smith Barney Mid Cap Core Portfolio (11/99)	2002	1.203	0.959	693,336
	2001	1.355	1.203	253,170
	2000	1.166	1.355	8,807
	1999	1.000	1.166	4,746

Smith Barney Money Market Portfolio (7/00)	2002	1.075	1.074	903,444
	2001	1.052	1.075	353,750
	2000	1.000	1.052	—

Travelers Managed Income Portfolio (5/01)	2002	1.116	1.125	339,945
	2001	1.000	1.116	99,793

Van Kampen Enterprise Portfolio (8/00)	2002	0.753	0.524	44,642
	2001	0.970	0.753	10,867
	2000	1.000	0.970	—

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class I Shares (4/00)	2002	0.834	0.555	274,192
	2001	1.234	0.834	275,388
	2000	1.000	1.234	6,477

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.945	0.693	161,469
	2001	1.000	0.945	—

Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class (12/99)	2002	0.905	0.808	195,760
	2001	1.047	0.905	73,692
	2000	1.138	1.047	64,462
	1999	1.000	1.138	64,462

Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2 (5/01)	2002	1.000	0.912	397,241

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (5/01)	2002	0.883	0.605	—
	2001	1.000	0.883	—

Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio - Class B (5/02)	2002	1.000	0.786	3,637

Premier Growth Portfolio - Class B (11/99)	2002	0.749	0.509	—
	2001	1.000	0.749	—

American Funds Insurance Series
Global Growth Fund - Class 2 (11/99)	2002	0.875	0.734	—
	2001	1.000	0.875	—

Growth Fund - Class 2 (12/99)	2002	0.978	0.726	—
	2001	1.000	0.978	—

Growth-Income Fund - Class 2 (3/00)	2002	1.104	0.885	9,270
	2001	1.000	1.104	8,328

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2 (4/00)	2002	0.802	0.562	—
	2001	1.000	0.802	—

Mutual Shares Securities Fund - Class 2 (5/02)	2002	1.000	0.842	2,000

Templeton Foreign Securities Fund - Class 2 (4/00)	2002	0.879	0.703	—
	2001	1.000	0.879	—

Greenwich Street Series Fund
Appreciation Portfolio (4/00)	2002	0.965	0.782	—
	2001	1.000	0.965	—

Diversified Strategic Income Portfolio (2/01)	2002	1.024	1.055	—
	2001	1.000	1.024	—

Equity Index Portfolio - Class II Shares (2/01)	2002	0.817	0.623	—
	2001	1.000	0.817	—

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (4/01)	2002	1.157	0.894	—
	2001	1.000	1.157	—

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (5/00)	2002	0.399	0.282	—
	2001	1.000	0.399	—

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (5/01)	2002	1.050	1.125	—
	2001	1.000	1.050	—

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.855	0.691	—
	2001	1.000	0.855	—

Putnam VT Small Cap Value Fund - Class IB Shares (5/01)	2002	1.086	0.871	7,682
	2001	1.000	1.086	—

Putnam VT Voyager II Fund - Class IB Shares (5/01)	2002	0.804	0.556	—
	2001	1.000	0.804	—

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (4/01)	2002	1.203	0.885	9,099
	2001	1.000	1.203	7,692

Investors Fund - Class I (5/01)	2002	1.083	0.818	10,013
	2001	1.000	1.083	8,469

Small Cap Growth Fund - Class I (3/01)	2002	1.270	0.815	—
	2001	1.000	1.270	—

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.891	0.648	—
	2001	1.000	0.891	—

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Premier Selections All Cap Growth Portfolio (5/01)	2002	0.892	0.641	—
	2001	1.000	0.892	—

The Travelers Series Trust
Equity Income Portfolio (4/00)	2002	1.037	0.876	—
	2001	1.000	1.037	—

Large Cap Portfolio (11/99)	2002	0.769	0.583	—
	2001	1.000	0.769	—

MFS Emerging Growth Portfolio (4/00)	2002	0.706	0.456	—
	2001	1.000	0.706	—

MFS Research Portfolio (8/00)	2002	0.803	0.591	—
	2001	1.000	0.803	—

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.862	0.644	—
	2001	1.000	0.862	—

Alliance Growth Portfolio (11/99)	2002	0.787	0.513	—
	2001	1.000	0.787	—

MFS Total Return Portfolio (6/00)	2002	1.131	1.052	7,911
	2001	1.000	1.131	7,931

Smith Barney Aggressive Growth Portfolio (12/99)	2002	1.298	0.859	8,566
	2001	1.000	1.298	7,100

Smith Barney High Income Portfolio (5/01)	2002	0.868	0.825	—
	2001	1.000	0.868	—

Smith Barney International All Cap Growth Portfolio (4/00)	2002	0.623	0.455	—
	2001	1.000	0.623	—

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Large Cap Value Portfolio (11/99)	2002	1.002	0.734	26,602
	2001	1.000	1.002	26,626

Smith Barney Large Capitalization Growth Portfolio (11/99)	2002	0.858	0.634	10,355
	2001	1.000	0.858	10,382

Smith Barney Mid Cap Core Portfolio (11/99)	2002	1.196	0.950	22,970
	2001	1.000	1.196	22,991

Smith Barney Money Market Portfolio (7/00)	2002	1.069	1.063	—
	2001	1.000	1.069	—

Travelers Managed Income Portfolio (5/01)	2002	1.110	1.114	9,476
	2001	1.000	1.110	8,027

Van Kampen Enterprise Portfolio (8/00)	2002	0.748	0.519	—
	2001	1.000	0.748	—

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class I Shares (4/00)	2002	0.829	0.549	—
	2001	1.000	0.829	—

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.943	0.688	—
	2001	1.000	0.943	—

Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class (12/99)	2002	0.900	0.800	—
	2001	1.000	0.900	—

Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2 (5/01)	2002	1.000	0.906	—

Notes

The number of units outstanding for the 2001 year end have been restated to include annuity units.

Appendix B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the minimum variable charge of 1.40% = (Standard Death Benefit without E.S.P.) and the maximum variable account charge of 1.80% (Enhanced Death Benefit with E.S.P. ). The variable account charges that fall in between this range are included in the Statement of Additional Information (“SAI”), which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon contained in Appendix [ E ].

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (5/01)	2002	0.885	0.609	1,958,680
	2001	1.000	0.885	772,623

Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio - Class B (5/02)	2002	1.000	0.788	288,171

Premier Growth Portfolio - Class B (11/99)	2002	0.753	0.514	22,920,668
	2001	0.925	0.753	30,657,551
	2000	1.127	0.925	26,711,914
	1999	1.000	1.127	2,118,594

American Funds Insurance Series
Global Growth Fund - Class 2 (11/99)	2002	0.880	0.741	10,006,380
	2001	1.041	0.880	10,783,872
	2000	1.301	1.041	9,193,213
	1999	1.000	1.301	496,228

Growth Fund - Class 2 (11/99)	2002	0.984	0.733	29,254,703
	2001	1.220	0.984	24,168,621
	2000	1.184	1.220	17,763,993
	1999	1.000	1.184	790,492

Growth-Income Fund - Class 2 (11/99)	2002	1.110	0.894	19,762,828
	2001	1.098	1.110	17,618,589
	2000	1.031	1.098	10,615,411
	1999	1.000	1.031	1,022,054

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2 (11/99)	2002	0.807	0.567	4,835,041
	2001	0.965	0.807	5,511,086
	2000	1.173	0.965	4,678,792
	1999	1.000	1.173	719,638

Mutual Shares Securities Fund - Class 2 (5/02)	2002	1.000	0.845	633,273

Templeton Foreign Securities Fund - Class 2 (11/99)	2002	0.884	0.710	5,959,767
	2001	1.068	0.884	6,615,238
	2000	1.109	1.068	5,495,504
	1999	1.000	1.109	445,419

Greenwich Street Series Fund
Appreciation Portfolio (11/99)	2002	0.971	0.789	9,050,877
	2001	1.025	0.971	5,617,721
	2000	1.044	1.025	3,282,703
	1999	1.000	1.044	407,917

Diversified Strategic Income Portfolio (11/99)	2002	1.030	1.065	6,437,646
	2001	1.013	1.030	5,810,704
	2000	0.999	1.013	4,456,819
	1999	1.000	0.999	156,084

Equity Index Portfolio - Class II Shares (11/99)	2002	0.822	0.629	17,735,675
	2001	0.951	0.822	14,784,877
	2000	1.063	0.951	9,919,249
	1999	1.000	1.063	638,959

Fundamental Value Portfolio (11/99)	2002	1.163	0.903	12,486,442
	2001	1.245	1.163	8,723,448
	2000	1.048	1.245	2,061,001
	1999	1.000	1.048	29,295

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (5/00)	2002	0.401	0.284	7,331,562
	2001	0.674	0.401	9,326,574
	2000	1.000	0.674	6,961,748

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (5/01)	2002	1.053	1.132	17,039,505
	2001	1.000	1.053	3,528,611

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.857	0.696	3,188,678
	2001	1.000	0.857	239,877

Putnam VT Small Cap Value Fund - Class IB Shares (5/01)	2002	1.088	0.877	3,088,400
	2001	1.000	1.088	1,040,422

Putnam VT Voyager II Fund - Class IB Shares (5/01)	2002	0.806	0.560	193,101
	2001	1.000	0.806	82,991

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (11/99)	2002	1.209	0.894	9,606,077
	2001	1.204	1.209	7,452,708
	2000	1.032	1.204	2,476,774
	1999	1.000	1.032	42,351

Investors Fund - Class I (11/99)	2002	1.089	0.826	7,795,316
	2001	1.152	1.089	6,793,914
	2000	1.014	1.152	2,942,606
	1999	1.000	1.014	69,063

Small Cap Growth Fund - Class I (11/99)	2002	1.278	0.823	2,106,333
	2001	1.397	1.278	2,044,688
	2000	1.213	1.397	1,826,310
	1999	1.000	1.213	56,346

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.894	0.652	95,273
	2001	1.000	0.894	78,232

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Premier Selections All Cap Growth Portfolio (5/01)	2002	0.894	0.646	606,029
	2001	1.000	0.894	226,185

The Travelers Series Trust
Equity Income Portfolio (11/99)	2002	1.043	0.885	10,600,886
	2001	1.133	1.043	10,046,727
	2000	1.052	1.133	4,977,279
	1999	1.000	1.052	174,100

Large Cap Portfolio (11/99)	2002	0.774	0.589	6,842,860
	2001	0.949	0.774	7,970,781
	2000	1.126	0.949	6,001,335
	1999	1.000	1.126	500,514

MFS Emerging Growth Portfolio (11/99)	2002	0.710	0.460	9,835,278
	2001	1.128	0.710	12,537,784
	2000	1.433	1.128	10,965,615
	1999	1.000	1.433	936,269

MFS Research Portfolio (11/99)	2002	0.808	0.597	4,148,896
	2001	1.057	0.808	4,279,316
	2000	1.135	1.057	3,766,401
	1999	1.000	1.135	307,732

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.864	0.649	711,965
	2001	1.000	0.864	630,256

Alliance Growth Portfolio (11/99)	2002	0.792	0.519	16,106,829
	2001	0.927	0.792	19,754,119
	2000	1.149	0.927	15,438,160
	1999	1.000	1.149	1,333,895

MFS Total Return Portfolio (11/99)	2002	1.137	1.062	22,530,995
	2001	1.153	1.137	16,974,046
	2000	1.003	1.153	5,181,152
	1999	1.000	1.003	229,693

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Aggressive Growth Portfolio (11/99)	2002	1.306	0.867	20,165,150
	2001	1.381	1.306	19,643,514
	2000	1.210	1.381	13,025,930
	1999	1.000	1.210	1,210,115

Smith Barney High Income Portfolio (11/99)	2002	0.873	0.833	5,888,462
	2001	0.920	0.873	5,392,288
	2000	1.015	0.920	3,364,568
	1999	1.000	1.015	222,226

Smith Barney International All Cap Growth Portfolio (11/99)	2002	0.627	0.459	5,876,699
	2001	0.924	0.627	7,629,713
	2000	1.230	0.924	6,638,564
	1999	1.000	1.230	945,011

Smith Barney Large Cap Value Portfolio (11/99)	2002	1.008	0.742	8,814,849
	2001	1.114	1.008	9,311,478
	2000	0.998	1.114	5,501,375
	1999	1.000	0.998	1,119,883

Smith Barney Large Capitalization Growth Portfolio (11/99)	2002	0.863	0.640	21,331,286
	2001	1.000	0.863	22,512,692
	2000	1.090	1.000	17,218,164
	1999	1.000	1.090	2,526,512

Smith Barney Mid Cap Core Portfolio (11/99)	2002	1.203	0.959	6,634,416
	2001	1.355	1.203	6,353,871
	2000	1.166	1.355	4,114,813
	1999	1.000	1.166	501,324

Smith Barney Money Market Portfolio (11/99)	2002	1.075	1.074	23,858,907
	2001	1.052	1.075	34,802,834
	2000	1.006	1.052	16,551,256
	1999	1.000	1.006	2,574,330

Accumulation Unit Values (in dollars)

Minimum Expense
1.25 M&E, .15 Adm = 1.40% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Travelers Managed Income Portfolio (11/99)	2002	1.116	1.125	8,505,979
	2001	1.061	1.116	5,960,679
	2000	0.997	1.061	2,191,946
	1999	1.000	0.997	194,554

Van Kampen Enterprise Portfolio (11/99)	2002	0.753	0.524	3,402,420
	2001	0.970	0.753	3,768,278
	2000	1.152	0.970	4,201,961
	1999	1.000	1.152	614,555

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class I Shares (11/99)	2002	0.834	0.555	12,482,675
	2001	1.234	0.834	14,221,625
	2000	1.393	1.234	13,192,232
	1999	1.000	1.393	1,613,716

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.945	0.693	646,552
	2001	1.000	0.945	301,808

Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class (11/99)	2002	0.905	0.808	6,685,142
	2001	1.047	0.905	6,912,959
	2000	1.138	1.047	6,333,548
	1999	1.000	1.138	1,210,535

Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2 (5/01)	2002	1.000	0.912	844,778

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund - Series I (5/01)	2002	0.883	0.605	550,900
	2001	1.000	0.883	241,785

Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio - Class B (5/02)	2002	1.000	0.786	193,818

Premier Growth Portfolio - Class B (11/99)	2002	0.749	0.509	2,761,613
	2001	1.000	0.749	2,203,655

American Funds Insurance Series
Global Growth Fund - Class 2 (11/99)	2002	0.875	0.734	8,371,123
	2001	1.000	0.875	1,544,419

Growth Fund - Class 2 (11/99)	2002	0.978	0.726	10,871,684
	2001	1.000	0.978	4,340,090

Growth-Income Fund - Class 2 (11/99)	2002	1.104	0.885	13,136,644
	2001	1.000	1.104	2,553,991

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2 (11/99)	2002	0.802	0.562	279,521
	2001	1.000	0.802	263,943

Mutual Shares Securities Fund - Class 2 (5/02)	2002	1.000	0.842	10,755

Templeton Foreign Securities Fund - Class 2 (11/99)	2002	0.879	0.703	848,308
	2001	1.000	0.879	629,693

Greenwich Street Series Fund
Appreciation Portfolio (11/99)	2002	0.965	0.782	3,047,877
	2001	1.000	0.965	1,776,997

Diversified Strategic Income Portfolio (11/99)	2002	1.024	1.055	839,370
	2001	1.000	1.024	893,723

Equity Index Portfolio - Class II Shares (11/99)	2002	0.817	0.623	1,645,211
	2001	1.000	0.817	2,026,387

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Fundamental Value Portfolio (11/99)	2002	1.157	0.894	7,710,583
	2001	1.000	1.157	4,922,412

Janus Aspen Series
Aggressive Growth Portfolio - Service Shares (5/00)	2002	0.399	0.282	768,122
	2001	1.000	0.399	957,864

PIMCO Variable Insurance Trust
Total Return Portfolio - Administrative Class (5/01)	2002	1.050	1.125	7,601,486
	2001	1.000	1.050	1,040,045

Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares (5/01)	2002	0.855	0.691	322,648
	2001	1.000	0.855	86,605

Putnam VT Small Cap Value Fund - Class IB Shares (5/01)	2002	1.086	0.871	653,195
	2001	1.000	1.086	141,792

Putnam VT Voyager II Fund - Class IB Shares (5/01)	2002	0.804	0.556	29,622
	2001	1.000	0.804	14,734

Salomon Brothers Variable Series Fund Inc.
Capital Fund - Class I (11/99)	2002	1.203	0.885	2,730,229
	2001	1.000	1.203	1,624,219

Investors Fund - Class I (11/99)	2002	1.083	0.818	1,169,456
	2001	1.000	1.083	1,074,948

Small Cap Growth Fund - Class I (11/99)	2002	1.270	0.815	485,599
	2001	1.000	1.270	272,556

Smith Barney Investment Series
Smith Barney Large Cap Core Portfolio (5/01)	2002	0.891	0.648	438,194
	2001	1.000	0.891	50,962

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Premier Selections All Cap Growth Portfolio (5/01)	2002	0.892	0.641	325,735
	2001	1.000	0.892	254,423

The Travelers Series Trust
Equity Income Portfolio (11/99)	2002	1.037	0.876	1,084,598
	2001	1.000	1.037	993,080

Large Cap Portfolio (11/99)	2002	0.769	0.583	677,781
	2001	1.000	0.769	439,291

MFS Emerging Growth Portfolio (11/99)	2002	0.706	0.456	824,344
	2001	1.000	0.706	900,007

MFS Research Portfolio (11/99)	2002	0.803	0.591	698,259
	2001	1.000	0.803	662,621

Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (5/01)	2002	0.862	0.644	139,857
	2001	1.000	0.862	898,773

Alliance Growth Portfolio (11/99)	2002	0.787	0.513	1,454,962
	2001	1.000	0.787	1,336,240

MFS Total Return Portfolio (11/99)	2002	1.131	1.052	7,540,877
	2001	1.000	1.131	3,539,246

Smith Barney Aggressive Growth Portfolio (11/99)	2002	1.298	0.859	7,951,344
	2001	1.000	1.298	4,928,732

Smith Barney High Income Portfolio (11/99)	2002	0.868	0.825	1,194,393
	2001	1.000	0.868	839,928

Smith Barney International All Cap Growth Portfolio (11/99)	2002	0.623	0.455	280,757
	2001	1.000	0.623	200,904

Accumulation Unit Values (in dollars)

Maximum Expense
1.45 M&E, .15 Adm, 20 ESP = 1.80% Net Expense (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney Large Cap Value Portfolio (11/99)	2002	1.002	0.734	2,810,984
	2001	1.000	1.002	2,109,710

Smith Barney Large Capitalization Growth Portfolio (11/99)	2002	0.858	0.634	3,981,401
	2001	1.000	0.858	4,414,564

Smith Barney Mid Cap Core Portfolio (11/99)	2002	1.196	0.950	1,135,832
	2001	1.000	1.196	964,441

Smith Barney Money Market Portfolio (11/99)	2002	1.069	1.063	6,655,526
	2001	1.000	1.069	3,792,004

Travelers Managed Income Portfolio (11/99)	2002	1.110	1.114	1,264,864
	2001	1.000	1.110	630,893

Van Kampen Enterprise Portfolio (11/99)	2002	0.748	0.519	239,297
	2001	1.000	0.748	269,829

Van Kampen Life Investment Trust
Emerging Growth Portfolio - Class I Shares (11/99)	2002	0.829	0.549	2,153,337
	2001	1.000	0.829	1,864,780

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01)	2002	0.943	0.688	98,063
	2001	1.000	0.943	17,285

Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class (11/99)	2002	0.900	0.800	850,748
	2001	1.000	0.900	549,352

Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2 (5/01)	2002	1.000	0.906	307,773

Notes

The number of units outstanding for the 2001 year end have been restated to include annuity units.

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirement, general economic trends and competitive factors.

Transfers

Where permitted by state law, we reserve the right to restrict transfers from the variable funding options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
(Available only if Enhanced Death Benefit is elected and the annuitant is age 70 or younger on the date the Contract is issued.)

If, after the first contract year and before the maturity date, the annuitant begins confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

    (a) is Medicare approved as a provider of skilled nursing care services; and

    (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

OR

Meets all of the following standards:

    (a) is licensed as a nursing care facility by the state in which it is licensed;

    (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

    (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

    (d) provides, as a primary function, nursing care and room and board; and charges for these services;

    (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

    (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

    (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

Filing a claim: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the contract value on the next valuation date following written proof of claim, less any purchase payments made within a one-year period before confinement in an eligible nursing home begins, less any purchase payments made on or after the annuitant’s 71st birthday and less any purchase payment credits applied within twelve months of the date of the withdrawal.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

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APPENDIX E

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

The Insurance Company
Principal Underwriter
Distribution and Principal Underwriting Agreement
Valuation of Assets
Performance Information
Federal Tax Considerations
Independent Accountants
Financial Statements

Copies of the Statement of Additional Information dated May 1, 2003 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21262S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21261S.

Name:
Address:

E-1

THIS PAGE INTENTIONALLY LEFT BLANK.

L-21261	May 1, 2003

PART B

Information Required in a Statement of Additional Information

TRAVELERS VINTAGE XTRA

STATEMENT OF ADDITIONAL INFORMATION

dated

May 1, 2003

for

THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES

ISSUED BY

THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Variable Annuity Contract Prospectus dated May 1, 2003. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, P.O. Box 990026, Hartford, Connecticut 06199-0026, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

TABLE OF CONTENTS

THE INSURANCE COMPANY	2
PRINCIPAL UNDERWRITER	2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	2
VALUATION OF ASSETS	2
PERFORMANCE INFORMATION	3
FEDERAL TAX CONSIDERATIONS	6
INDEPENDENT ACCOUNTANTS	9
CONDENSED FINANCIAL INFORMATION
FINANCIAL STATEMENTS
2

THE INSURANCE COMPANY

The Travelers Life and Annuity Company (the “Company”) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York), and the District of Columbia and Puerto Rico. The Company’s Home Office is located at One Cityplace Hartford, Connecticut 06199-0026.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Separate Account. The Separate Account meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.

PRINCIPAL UNDERWRITER

Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Fund BD IV and the Contracts. The offering is continuous. TDLLC’s principal executive offices are located at One Tower Square, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund BD IV.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among Fund BD IV, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

VALUATION OF ASSETS

Funding Options: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

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Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Contract Value: The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

              (a) = investment income plus capital gains and losses (whether realized or unrealized);

              (b) = any deduction for applicable taxes (presently zero); and

              (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A funding option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

Accumulation Unit Value. The value of the accumulation unit for each funding option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

Annuity Unit Value. The initial Annuity Unit Value applicable to each funding option was established at $1.00. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the Funding Options of the Separate Account. The Company may advertise the “standardized average annual total returns” of the Funding Options, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the “nonstandardized total returns,” as described below:

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the “since inception” total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for contracts sold (or anticipated to be sold) under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

4

NONSTANDARDIZED METHOD. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

For Funding Options that were in existence before they became available under the Separate Account, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

Average annual total returns for each of the Funding Options computed according to nonstandardized method for the period ending December 31, 2002 will be provided in a subsequent amendment.

5

FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70½ or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70½ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

Nonqualified Annuity Contracts

Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other “look-through” entity which owns for an individuals’s benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law ..

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is dist ributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special values apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

6

Individual Retirement Annuities

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002 – 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the ind ividual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE Plan IRA Form

Effective January 1, 1997, employers may establish a savings incentive match plan for employees (“SIMPLE plan”) under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of pa rticipation, shall be subject to a 25% early withdrawal tax.

Roth IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA’s), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Qualified Pension and Profit-Sharing Plans

Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

7

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000. The limit on employee salary reduction deferrals (commonly referred to as “401(k) contributions”) increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

Section 403(b) Plans

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Federal Income Tax Withholding

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1.   Eligible Rollover Distribution from Section 403(b) Plans or Arrangements, from Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a)   a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b)   a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c)   a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   Other Non-Periodic Distributions (full or partial redemptions)

To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

8

3.   Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,600 or less per year, will generally be exempt from periodic withholding.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

Independent Accountants

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, included herein, and the financial statements of The Travelers Fund BD IV for Variable Annuities as of December 31, 2002, and for the years ended December 31, 2002 and 2001, also included herein, have been included in reliance upon the reports of independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002 financial statements and schedules of The Travelers Life and Annuity Company refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

9

Condensed Financial Information

The following tables provide the accumulation unit value information for the mid-range combinations of variable account charges. The accumulation unit value information for the minimum variable account charge and the maximum variable account charge are contained in the prospectus. (To be filed by amendment.)

10

STATEMENT OF ADDITIONAL INFORMATION

FUND BD IV

TRAVELERS VINTAGE XTRA

Individual Variable Annuity Contract

issued by

The Travelers Life and Annuity Company
One Cityplace
Hartford, Connecticut 06199-0026

L-21262S	May 2003

PART C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	The financial statements of the Registrant and the Report of Independent Accountants thereto will be provided in a subsequent Post-Effect Amendment.

The financial statements of The Travelers Life and Annuity Company and the report of Independent Accountants will be provided in a subsequent Post-Effective Amendment.

(b)	EXHIBITS

1.	Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

2.	Not Applicable.

3(a).	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distributions LLC (Incorporated herein by reference to Exhibit 3(a) to Post-Effective AmendmentNo. 4 to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b).	Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 the Registration Statement on Form N-4, File No. 333-27689 filed April 6, 2001.)

4.	Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, File No. 333-70659, filed January 15, 1999.)

5.	Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-70659, filed September 29, 1999.)

6(a).	Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)
6(b)	By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)

8.	Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-96521 filed May 24, 2000.)

9.	Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, File No. 333-70659, filed January 15, 1999.)

10.	Consent of Independent Auditors. To be filed by amendment.

13.	Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed September 29, 1999.)

15.	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-27687filed April 12, 2000. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-70659 filed February 26, 2001.) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston,. (Incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27687 filed April 19, 2002.)

Item 28.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis	Director, President and Chief Executive Officer

Glenn D. Lammey	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston	Director and Executive Vice President

Edward W. Cassidy	Senior Vice President

Madelyn J. Lankton	Senior Vice President

Marla Berman Lewitus	Director, Senior Vice President and General Counsel

Brendan Lynch	Senior Vice President

Laura A. Pantaleo	Senior Vice President

David A. Tyson	Senior Vice President

F. Denney Voss	Senior Vice President

David A. Golino	Vice President and Controller

Donald R. Munson, Jr.	Vice President

Mark Remington	Vice President

Tim W. Still	Vice President

Linn K. Richardson	Second Vice President and Actuary

Paul Weissman	Second Vice President and Actuary

Ernest J.Wright	Vice President and Secretary

Kathleen A. McGah	Assistant Secretary and Deputy General Counsel

Principal Business Address:

*	The Travelers Life and Annuity Company One Cityplace Hartford, CT 06199-0026	**	Citigroup Inc. 399 Park Avenue New York, N.Y. 10048

***	Travelers Financial Distributors 2 Tower Center East Brunswick, NJ 08816

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

To be filed by amendment.

Item 27.	Number of Contract Owners

To be filed bby amendment.

Item 28.	Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Travelers Distribution LLC

One Tower Square

Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities, The Travelers Fund ABD for Variable Annuities, Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Tr avelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

* The business address for all the above is: P.O. Box 990026, Hartford, CT 06199-0026

(c)	Not Applicable

Item 30.	Location of Accounts and Records

(1)	The Travelers Life and Annuity Company

One Cityplace

Hartford, Connecticut 06199

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

The undersigned Registrant hereby undertakes:

(a)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a)	That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 18th day of February, 2003.

THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES
(Registrant)

THE TRAVELERS LIFE AND ANNUITY COMPANY
(Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer and Controller

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 18th day of February, 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

By:    /s/Ernest J. Wright, Attorney-in-Fact